UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Winc, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

WINC, INC.
1751 Berkeley Street, Studio 3
Santa Monica, CA 90404

April 27, 2022

Dear Fellow Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the "Annual Meeting") of Winc, Inc. (the "Company") at 12:00 p.m. Eastern Time, on Thursday, June 9, 2022. The Annual Meeting will be a completely virtual meeting conducted via live webcast. Utilizing the latest technology and a virtual meeting format will allow stockholders to participate from any location and we expect will lead to increased attendance, improved communications and cost savings for our stockholders and the Company.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages and available via the Internet or by request describe the matters to be presented at the Annual Meeting. Please see “Questions and Answers About the Annual Meeting of Stockholders—Who can attend the Annual Meeting?” on page 5 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.

On behalf of the board of directors and the officers and employees of the Company, I would like to take this opportunity to thank our stockholders for their continued support of the Company. We look forward to your participation at the Annual Meeting.

Sincerely,

/s/ Geoffrey McFarlane
Geoffrey McFarlane Chief Executive Officer, Founder and Director

WINC, INC.
1751 Berkeley Street, Studio 3
Santa Monica, CA 90404

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 9, 2022

The Annual Meeting of Stockholders (the “Annual Meeting”) of Winc, Inc., a Delaware corporation (the “Company”), will be held at 12:00 p.m. Eastern Time on Thursday, June 9, 2022. The Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WBEV2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting will be held for the following purposes, which are more fully described in the Proxy Statement following this Notice of Annual Meeting of Stockholders:

1.
To elect Patrick DeLong and Xiangwei Weng as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified;
2.
To ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 14, 2022 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the Annual Meeting by sending an email to Matthew Thelen, General Counsel and Secretary, at invest@winc.com, stating the purpose of the request and providing proof of ownership of Company stock. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

The Company is furnishing its proxy materials via the Internet, rather than mailing printed copies of those materials to each stockholder. On or about April 27, 2022, we mailed to our stockholders as of the Record Date a Notice of Internet Availability of Proxy Materials (the "Internet Notice") containing instructions on how to access the Proxy Statement and the Company's 2021 Annual Report on Form 10-K and vote online. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of the Company's proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. This process allows the Company to provide its stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing the Company's proxy materials.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By order of the Board of Directors,

/s/ Matthew Thelen
Matthew Thelen General Counsel and Secretary

April 27, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 9, 2022

This Notice and Proxy Statement and our Annual Report on Form 10-K are available at www.proxyvote.com

WINC, INC.
1751 Berkeley Street, Studio 3
Santa Monica, CA 90404

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors of Winc, Inc., a Delaware corporation ("Winc," the "Company", "we," "us" or "our"), of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 9, 2022 (the "Annual Meeting"), at 12:00 p.m. Eastern Time, and at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/WBEV2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Holders of record of shares of our common stock, $0.0001 par value per share, as of the close of business on April 14, 2022 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment of the Annual Meeting. As of the Record Date, there were 13,213,378 shares of our common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Annual Report”) will be released on or about April 27, 2022 to our stockholders as of the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 9, 2022

This Proxy Statement and our Annual Report on Form 10-K are available at www.proxyvote.com

Proposals

At the Annual Meeting, our stockholders will be asked:

1.
To elect Patrick DeLong and Xiangwei Weng as Class I Directors to serve until the 2025 Annual Meeting of Stockholders, or until their successors have been duly elected and qualified ("Proposal 1");
2.
To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 ("Proposal 2"); and
3.
To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board of Directors

Our board of directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and our board of directors recommends that you vote:

•
FOR the election of Patrick DeLong and Xiangwei Weng as Class I Directors; and

•
FOR the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About this Proxy Statement

Why you received this Proxy Statement. You are viewing or have received these proxy materials because Winc's board of directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this Proxy Statement and our 2021 Annual Report available to our stockholders electronically via the Internet. On or about April 27, 2022, we mailed to our stockholders as of the Record Date a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and our 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge Financial Solutions, Inc. ("Broadridge") at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 14, 2022. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our common stock is entitled to one vote for all matters before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting.

What is the difference between being a “stockholder of record” and holding shares in “street name”?

A stockholder of record holds shares in his or her name. Shares held in street name means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in street name?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in street name. If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in street name, you may not vote your shares online at the Annual Meeting, unless you obtain a legal proxy from your bank or brokerage firm.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, by remote communication or represented by proxy, of the holders of a majority in voting power of the common stock issued and outstanding and entitled to vote as of the Record Date will constitute a quorum. At the close of business on the Record Date, there were 13,213,378 shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting.

Who can attend the Annual Meeting?

You may attend the Annual Meeting online only if you are a stockholder who is entitled to vote at the Annual Meeting or if you hold a valid proxy for the Annual Meeting. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/WBEV2022. To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in street name, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 11:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our amended and restated bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote:

•
by Internet—You can vote over the Internet at www.proxyvote.com or by scanning the QR Barcode on your proxy card and following the instructions to obtain your records and to create an electronic voting instruction form;
•
by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•
by Mail—You can vote by mail by marking, signing, dating and mailing the proxy card, which you may have received by mail; or
•
Electronically During the Annual Meeting—You may attend the meeting via the Internet and vote during the meeting by going to www.virtualshareholdermeeting.com/WBEV2022 and following the instructions.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 8, 2022. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.

Beneficial Owners of Shares Held in Street Name. If your shares are held in street name through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Can I change my vote after I submit my proxy?

Yes.

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy and change your vote:

•
by submitting a duly executed proxy bearing a later date;
•
by granting a subsequent proxy through the Internet or telephone;
•
by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting; or
•
by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary of the Company before your proxy is voted or you vote online at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting by obtaining your 16-digit control number or otherwise voting through the bank or broker.

Who will count the votes?

A representative of Broadridge, our inspector of election, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of our board of directors. Our board of directors’ recommendations are indicated on page 3 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Why hold a virtual meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for us and our stockholders. We believe the virtual meeting will enable increased stockholder attendance and participation since stockholders can participate from any location around the world. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the COVID‑19 pandemic, we believe that hosting a virtual meeting is in the best interests of the Company and such attendees of the Annual Meeting.

You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/WBEV2022. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/WBEV2022.

Will there be a question-and-answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than as a “Guest”) by following the procedures outlined above in “—Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•
irrelevant to the business of the Company or to the business of the Annual Meeting;
•
related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•
related to any pending, threatened or ongoing litigation;
•
related to personal grievances;
•
derogatory references to individuals or that are otherwise in bad taste;
•
substantially repetitious of questions already made by another stockholder;
•
in excess of the two question limit;
•
in furtherance of the stockholder’s personal or business interests; or
•
out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “—Who can attend the Annual Meeting?”.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of votes withheld/abstentions and broker non-votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the ratification of the appointment of Baker Tilly US, LLP.

What are "broker non-votes" and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in street name for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the election of directors. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, two Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2025, or until each such director’s respective successor is duly elected and qualified or each such director’s earlier death, resignation or removal.

We currently have seven directors on our board of directors. Our current Class I Directors are Patrick DeLong and Xiangwei Weng, who have served on our board of directors since December 2019 and June 2015, respectively. The board of directors has nominated Patrick DeLong and Xiangwei Weng for election as Class I Directors at the Annual Meeting.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our amended and restated certificate of incorporation, our board of directors is currently divided into three classes, designated as Class I, Class II and Class III, with the classes serving staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: the Class I Directors are Patrick DeLong and Xiangwei Weng, whose terms will expire at the Annual Meeting, and if elected at the Annual Meeting, whose subsequent terms will expire at the 2025 Annual Meeting of Stockholders; the Class II Directors are Laura Joukovski and Mary Pat Thompson, whose terms will expire at the 2023 Annual Meeting of Stockholders; and the Class III Directors are Geoffrey McFarlane, Brian Smith and Alesia Pinney, whose terms will expire at the 2024 Annual Meeting of Stockholders.

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the authorized number of directors may be changed from time to time by our board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby FOR the election as Class I Directors of the persons whose names and biographies appears below. In the event that either of Patrick DeLong or Xiangwei Weng should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by our board of directors or our board of directors may elect to reduce its size. Our board of directors has no reason to believe that either of Patrick DeLong or Xiangwei Weng will be unable to serve if elected. Each of Patrick DeLong and Xiangwei Weng has consented to being named in this Proxy Statement and to serve if elected.

Vote Required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

Our board of directors unanimously recommends a vote FOR the election of each of the below Class I Director nominees.

Nominees for Class I Director (if elected, terms to expire at the 2025 Annual Meeting of Stockholders)

The current members of our board of directors who are also nominees for election to our board of directors as Class I Directors are as follows:

Name	Age	Served as Director Since	Position(s) with Company
Patrick DeLong	57	2019	Director
Xiangwei Weng	53	2015	Director

Patrick DeLong has served on our board of directors since December 2019. Mr. DeLong is the Founder and Principal of Azur Associates, a leading fine beverage consultancy founded in October 2019. Mr. DeLong has over 30 years of experience working with leading consumer brands across private and public companies. Prior to founding Azur Associates, Mr. DeLong was an executive for 12 years at Crimson Wine Group, where he served as President and Chief Executive Officer from 2014 to June 2019 and as Chief Operating Officer and Chief Financial Officer from 2007 to 2014. Before that, Mr. DeLong served as consulting Chief Operating Officer for the Francis Ford Coppola Companies from 2006 to 2007 and as Senior Vice President & Chief Financial Officer of Icon Estates, a fine wine division of Constellation Brands, Inc., from 2004 to 2006. From 1998 to 2004, Mr. DeLong served in a variety of executive leadership roles at the Robert Mondavi Corporation, including Senior Vice President of Finance & Planning. Earlier in his career, Mr. DeLong worked in operating management with Carnival Corporation, and he began his career with Deloitte working in both audit and consulting and was a certified public accountant. Mr. DeLong received a B.S. in Business Administration from California Polytechnic State University, San Luis Obispo and conducted post-graduate master’s studies in Applied Economics at Seattle University. We believe Mr. DeLong is qualified to serve on our board of directors due to his finance and industry expertise and extensive experience developing and growing consumer-oriented beverage businesses.

Xiangwei Weng has served on our board of directors since June 2015. Mr. Weng is the founder of Shining Capital Management and has extensive experience in investment banking and private equity investment. Before founding Shining Capital in 2008, Mr. Weng served as an Executive Director at the Corporate Finance Department and Head of Mergers & Acquisitions for China at Goldman Sachs (Asia) L.L.C. From 2005 to 2007, he served as General Manager and In Charge of Corporate Operations at Gome Electrical Appliances Holding Limited. He also worked at Morgan Stanley from 1998 to 2005, where he was a Vice President in the M&A and Restructuring Group. From 2010 to July 2018, Mr. Weng served as a director of TANSH Global Food Group Co., Limited (HK: 3666). Mr. Weng received a B.S. in Physics from Beijing University and a Ph.D. in Biophysics from the University of California at Berkeley. We believe Mr. Weng is qualified to serve on our board of directors due to his investment banking and private equity finance expertise.

Continuing Members of the Board of Directors:

Class II Directors (terms to expire at 2023 Annual Meeting of Stockholders)

The current members of our board of directors who are Class II Directors are as follows:

Name	Age	Served as Director Since	Position(s) with Company
Laura Joukovski	48	2019	Director
Mary Pat Thompson	59	2021	Director

Laura Joukovski has served on our board of directors since July 2019. Ms. Joukovski has served as Chief Executive Officer of Global Fashion Brands with the TechStyle Fashion Group since December 2020. TechStyle is a portfolio of digital fashion brands in Los Angeles, California. Ms. Joukovski leads Global Fashion Brands, including JustFab, ShoeDazzle and FabKids. She was a founding team member of FabKids in November 2011 and has built out the eco-system of TechStyle businesses across a variety of executive roles since FabKids was acquired by TechStyle in 2013. Ms. Joukovski received a B.A. in Economics from Davidson College and an M.B.A. from the Yale School of Management. We believe Ms. Joukovski is qualified to serve on our board of directors due to industry expertise and extensive experience developing and growing consumer-oriented businesses.

Mary Pat Thompson has served on our board of directors since May 2021. Ms. Thompson has over 30 years of experience in accounting and advisory leadership roles, and she has served as a consultant for Bruckmann, Rosser, Sherril & Co., a private equity firm focused on growth capital investments in the consumer products, specialty retail and restaurant sectors, since January 2019, and as President of Titan Technologies, Inc., a leading regional infrastructure solutions provider, since October 2003. Ms. Thompson has served as a director of H&E Equipment Services, Inc. (Nasdaq: HEES), an equipment rental company, since May 2021 and also served as a director of the company from September 2019 to March 2021. She was Chief Financial Officer of Taronis Fuels, Inc. (OTCM: TRNF), a clean fuel technology company, from April 2021 to February 2022. Ms. Thompson previously served as Chief Financial Officer and Treasurer of Taronis from November 2020 to December 2020 and as a director of Taronis during December 2020. She is also a licensed CPA in the State of Idaho. Previously, Ms. Thompson served as Senior Vice President of Finance of Animal Health at AmerisourceBergen, a provider of drug distribution and consulting services related to medical business operations and patient services, from February 2015 until October 2018. Prior to her tenure at AmerisourceBergen, Ms. Thompson served as the

Chief Financial Officer, Senior Vice President of Finance and Corporate Secretary of MWI Veterinary Supply Inc., an international animal health products supplier, from 2005 to 2015. Ms. Thompson also serves as a member of the board of directors for various private entities, including Organika Inc., since March 2019, AAA Oregon/Idaho, since March 2019, and Regence BlueShield of Idaho, since April 2018. Ms. Thompson received a B.S. in Accounting from the University of Idaho. We believe Ms. Thompson is qualified to serve on our board of directors due to her extensive private equity and finance experience.

Class III Directors (terms to expire at the 2024 Annual Meeting of Stockholders)

The current members of the board of directors who are Class III Directors are as follows:

Name	Age	Served as Director Since	Position(s) with Company
Geoffrey McFarlane	38	2011	Chief Executive Officer, Founder and Director
Brian Smith	48	2020	President, Founder and Chairperson of the Board of Directors
Alesia Pinney	58	2021	Director

Geoffrey McFarlane has served as our Chief Executive Officer since May 2018 and as a director since August 2011. As a serial entrepreneur, Mr. McFarlane has a versatile background as a founder, executive and advisor for a wide variety of companies. In 2011, Mr. McFarlane co-founded Winc and served as our Chief Operating Officer from August 2011 to January 2018 before becoming our Chief Executive Officer. Prior to joining Winc, he was founder and Chief Executive Officer of a restaurant and hotel group, Pizza Republica and the Jet Hotel, with seven locations and over 200 employees, from May 2004 until April 2012. Mr. McFarlane also serves as a director of several private companies, including Amass Brands Inc., a botanical beverage and personal care product company, Voyage SMS Inc., an ecommerce mobile messaging platform, and Westbound and Down Inc., a Colorado brewpub. In 2013, Mr. McFarlane filed a voluntary petition for personal bankruptcy under Chapter 7 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Colorado. The resulting case was closed in 2016. We believe Mr. McFarlane is qualified to serve on our board of directors due to his integral knowledge of the company, industry expertise and extensive experience developing and growing consumer-oriented beverage businesses.

Brian Smith has served as our President since May 2018 and as Chairperson of our board of directors since June 2020. Mr. Smith also served as our Chief Operating Officer from January 2019 until April 2021. Mr. Smith has years of experience as a sommelier, winemaker, brand builder and entrepreneur. Prior to Winc, in April 2008, Mr. Smith founded Jolie Folle, a millennial-focused wine brand, which he sold in September 2017. Before that, he served as Wine Director of Clo Wine Bar. Mr. Smith began his career in finance at Man Group PLC and founded his first company, Meritage Group, a Virgin Islands-based commodities brokerage that catered to hedge funds and commodity traders, in 2004. Mr. Smith received a B.A. in Cultural Anthropology from the University of Vermont. We believe Mr. Smith is qualified to serve on our board of directors due to his central knowledge of our Company as a co-founder and years of experience creating and growing wine-focused hospitality concepts.

Alesia Pinney has served on our board of directors since April 2021. Ms. Pinney has served as Executive Vice President and Chief Legal Officer at Avalara, Inc. (NYSE: AVLR), a publicly traded company that provides cloud-based compliance solutions for transaction taxes, since April 2013 and has almost 30 years of experience in legal, advisory and operational leadership roles. Ms. Pinney has served as a member of the board of directors for various entities, including the Washington State Trust for Public Land, and is a director at Sharkbite Games, Inc. Ms. Pinney received a B.A. in Accounting from Seattle University, a Master of Taxation degree from the University of Denver and a J.D. from Seattle University School of Law. We believe Ms. Pinney is qualified to serve on our board of directors due to her extensive finance and legal experience.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Upon the recommendation of the audit committee, our board of directors has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Baker Tilly US, LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of the appointment is a good corporate governance practice.

Baker Tilly US, LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2021. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Baker Tilly US, LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Baker Tilly US, LLP is not ratified by the stockholders, our audit committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2023. Even if the appointment of Baker Tilly US, LLP is ratified, our audit committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.

Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on routine matters, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

Our board of directors unanimously recommends a vote FOR the ratification of the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.

Principal Accounting Fees and Services

The following table summarizes the fees of Baker Tilly US, LLP, our independent registered public accounting firm, billed to us for professional services rendered in the periods indicated:

Fee Category	2021	2020
Audit Fees	$150,000	$120,000
Audit-Related Fees	20,000	259,000
Tax Fees	20,020	27,175
All Other Fees	—	62,141
Total Fees	$190,020	$468,316

Audit Fees

Audit fees consist of fees for the annual financial statement audit and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on our financial statements.

Audit-Related Fees

Audit-related fees include fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements or that are traditionally performed by the independent auditor and are not included above under "Audit Fees." For 2020, this category included fees for services provided in connection with our initial public offering ("IPO").

Tax Fees

Tax fees include fees for professional services provided for tax compliance, tax advice, and tax planning.

All Other Fees

All other fees include fees for services provided that are not included in the other fee categories reported above. For 2020, this category included fees relating to an audit of our 401(k) retirement savings plan (the "401(k) plan") and certain other due diligence procedures related to an asset acquisition.

Audit Committee Pre-Approval Policies and Procedures

Our audit committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that we will not engage Baker Tilly US, LLP to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) specifically pre-approved by the audit committee (“specific pre-approval”) or (ii) pre-approved without consideration of specific case-by-case services pursuant to the policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by Baker Tilly US, LLP has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval.

For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The audit committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The audit committee has reviewed the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2021 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The audit committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the audit committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence. In addition, the audit committee discussed with the Company's independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the audit committee recommended to the Company's board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Members of the Audit Committee

Mary Pat Thompson (Chair)

Patrick DeLong

Alesia Pinney

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

The following table sets forth information for our executive officers as of the date of this Proxy Statement:

Name	Age	Position(s)
Geoffrey McFarlane	38	Chief Executive Officer, Founder and Director
Brian Smith	48	President, Founder and Chairperson of the Board of Directors
Matthew Thelen	36	Chief Strategy Officer, General Counsel and Secretary
Carol Brault	57	Chief Financial Officer
Erin Green	38	Chief Operating Officer

Biographical information for Geoffrey McFarlane and Brian Smith is included above with the director biographies in the section "Proposal 1: Election of Directors."

Matthew Thelen has served as our General Counsel and Secretary since October 2014 and Chief Strategy Officer since April 2021. He leads the Company’s corporate strategy and financing initiatives and any special projects that fall outside the typical business remit. As General Counsel, he oversees all Winc legal matters, including alcoholic beverage regulatory compliance, corporate, commercial transactional, intellectual property, consumer protection, employment, litigation and privacy practice areas. Previously, Mr. Thelen was an intellectual property strategy and valuation professional for Ocean Tomo, a San Francisco-based merchant bank, and an attorney at Collins, Collins, Muir & Stewart. He received a B.A. in Economics from the University of San Diego and a J.D. and M.B.A. from the University of Notre Dame.

Carol Brault has served as our Chief Financial Officer since April 2021. Previously, Ms. Brault served as our Vice President of Finance from February 2018 to April 2021. Before joining Winc, Ms. Brault was Accounting Director at The Honest Company, a consumer products company that supplies baby, personal, beauty and home products for ethical consumerism, from May 2016 to February 2018. Prior to that, she served as Controller for Bare Escentuals from 2013 until 2016 and held leadership roles in several prominent multi-national companies, including Bath & Body Works, LBrands, The Longaberger Company and Honda of America Manufacturing, Inc. Additionally, her extensive career includes consulting on financial and organization guidance for various companies ranging from start-up and mid-size businesses to multimillion-dollar organizations. Ms. Brault received a B.S. in Business Administration/Accounting from The Ohio State University Fisher College of Business.

Erin Green has served as our Chief Operating Officer since April 2021 and is responsible for all operational functions of the business and the strategic vision of Winc’s national wholesale team. Ms. Green previously served as our Vice President of Operations from December 2017 until April 2021, during which time she built our wholesale distribution channel and scaled our sales team in addition to overseeing all day-to-day operations and the winemaking team. Prior to that, she held the Director of Operations role from January 2015 until November 2017 and focused primarily on optimization of our warehousing, logistics, shipping and packaging. Prior to Winc, Ms. Green worked at LivingSocial overseeing all deal operations and ran point on the Amazon partnership. Ms. Green received a B.A. in Fine Arts from Indiana University.

CORPORATE GOVERNANCE AND OUR BOARD OF DIRECTORS

General

Our board of directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for each of our audit committee, compensation committee and sustainability, nominating and corporate governance committee to assist the board of directors in the exercise of its responsibilities and to serve as a framework for the effective governance of our Company. You can access our Corporate Governance Guidelines, Code of Business Conduct and Ethics and current committee charters on our website at www.winc.com in the “Investors” section under “Governance Documents” or by writing to our offices at 1751 Berkeley St., Studio 3, Santa Monica, California 90404.

The following table details certain basic information about our directors, the composition of our board of directors and its standing committees:

				Committee Memberships
Name	Director Since	Director Class	Independent	Audit	Compensation	Sustainability, Nominating and Corporate Governance
Geoffrey McFarlane	2011	III
Brian Smith	2020	III
Patrick DeLong	2019	I	X	X
Laura Joukovski	2019	II	X		X	Chair
Alesia Pinney	2021	III	X	X	Chair
Mary Pat Thompson	2021	II	X	Chair	X	X
Xiangwei Weng	2015	I	X			X

Board Composition and Size

In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes of directors, designated as Class I, Class II and Class III. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation or removal. Our directors are currently divided among the three classes as follows:

•
The Class I directors are Patrick DeLong and Xiangwei Weng, and their terms will expire at the Annual Meeting;
•
The Class II directors are Laura Joukovski and Mary Pat Thompson, and their terms will expire at the 2023 Annual Meeting of Stockholders; and
•
The Class III directors are Geoffrey McFarlane, Brian Smith and Alesia Pinney, and their terms will expire at the 2024 Annual Meeting of Stockholders.

Our amended and restated certificate of incorporation provides that the authorized number of directors may be established from time to time only by our board of directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as may be possible, each class will consist of one-third of the total number of directors. The division of our board of directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. Our directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Our common stock is listed on the NYSE American. Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE American rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and sustainability, nominating and corporate governance committees be independent. Under these rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our board of directors determined that Patrick DeLong, Laura Joukovski, Alesia Pinney, Mary Pat Thompson and Xiangwei Weng are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the NYSE American, representing five of our seven directors. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and current and prior relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has an audit committee, a compensation committee and a sustainability, nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

Each of the audit committee, the compensation committee and the sustainability, nominating and corporate governance committee operates under a written charter approved by our board of directors. A copy of each of the audit committee, compensation committee and sustainability, nominating and corporate governance committee charters is available on our website at www.winc.com in the “Investors” section under “Governance Documents.” The information contained on our website is not incorporated by reference into this proxy statement.

Audit Committee

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems. Our audit committee is responsible for, among other things:

•
appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
•
discussing with our independent registered public accounting firm their independence from management;

•
reviewing with our independent registered public accounting firm the scope and results of their audit;

•
approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements and related disclosures that we file with the SEC;
•

overseeing enterprise risk management, including the management of financial risks and cybersecurity risks;

•
reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
•
periodically meeting separately with our internal auditing staff, if any, independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions;
•
preparing the audit committee report required by SEC rules to be included in our proxy statements.

Our audit committee consists of Mary Pat Thompson, Patrick DeLong and Alesia Pinney, with Mary Pat Thompson serving as chair. Our board of directors has affirmatively determined that each of Mary Pat Thompson, Patrick DeLong and Alesia Pinney meets the requirements for independence under the current NYSE American rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act. In addition, our board of directors has determined that Mary Pat Thompson is an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K promulgated under the Securities Act and that each member of our audit committee satisfies the financial literacy and sophistication requirements of the SEC and the NYSE American rules.

Compensation Committee

Our compensation committee oversees our compensation policies, plans and benefits programs. Our compensation committee is responsible for, among other things:

•
reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer’s performance in light of these goals and objectives and setting compensation;

•
reviewing and setting or making recommendations to our board of directors regarding the compensation of our other executive officers;
•
reviewing and making recommendations to our board of directors regarding the compensation of our directors;

•
reviewing and approving or making recommendations to our board of directors regarding our incentive compensation and equity-based plans and arrangements;
•
reviewing and discussing annually with management our "Compensation Discussion and Analysis," to the extent required by SEC rules to be included in our proxy statements;
•
preparing the annual compensation committee report, to the extent required by SEC rules to be included in our proxy statements; and

•
appointing and overseeing any compensation consultants.

Our compensation committee consists of Alesia Pinney, Laura Joukovski and Mary Pat Thompson, with Alesia Pinney serving as chair. Our board of directors has determined that each of Alesia Pinney, Laura Joukovski and Mary Pat Thompson meets the requirements for independence under the current NYSE American rules and is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act.

Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel and other advisers to assist it in carrying out its responsibilities. During 2021, our compensation committee retained Compensation Advisory Partners, a compensation consulting firm, to provide it with market information, analysis, and other advice relating to executive compensation in connection with our IPO. Compensation Advisory Partners was engaged directly by our compensation committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensation Advisory Partners did not provide any non-compensation related services to us, and maintained a policy that is specifically designed to prevent any conflicts of interest.

Sustainability, Nominating and Corporate Governance Committee

Our sustainability, nominating and corporate governance committee oversees and assists our board of directors in reviewing and recommending nominees for election as directors. Our sustainability, nominating and corporate governance committee is responsible for, among other things:

•
identifying individuals qualified to become members of our board of directors, consistent with criteria set forth in our corporate governance guidelines;
•
recommending to our board of directors the nominees for election to our board of directors at annual meetings of our stockholders;
•
evaluating the overall effectiveness of our board of directors;
•
overseeing our succession plan for our Chief Executive Officer and other executive officer roles;
•
overseeing our policies, programs and strategies related to environmental, social and governance matters; and
•
developing and recommending to our board of directors a set of corporate governance guidelines and principles.

Our sustainability, nominating and corporate governance committee consists of Laura Joukovski, Mary Pat Thompson and Xiangwei Weng, with Laura Joukovski serving as chair. Our board of directors has determined that each of Laura Joukovski, Mary Pat Thompson and Xiangwei Weng meets the requirements for independence under the current NYSE American rules.

Director Candidates

A primary purpose of the sustainability, nominating and governance committee is to identify individuals qualified to become members of the board of directors consistent with criteria approved by the board of directors. To facilitate the search process, the sustainability, nominating and governance committee has full access to the board of directors, officers and employees to solicit names of potentially qualified candidates. The sustainability, nominating and governance committee may also retain any search firm or other advisor to assist in the search for qualified candidates or consider director candidates. In connection with their initial election to our board of directors, Mr. DeLong was recommended by management, and Mr. Weng was recommended by a security holder. Once potential candidates are identified, the sustainability, nominating and governance committee reviews the backgrounds of those candidates, evaluates candidates’ independence and potential conflicts of interest and determines if candidates meet the qualifications approved by the board of directors.

Stockholders may recommend individuals to the sustainability, nominating and governance committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our Secretary at Winc, Inc., 1751 Berkeley St., Studio 3, Santa Monica, CA 90404. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the sustainability, nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

In evaluating the suitability of individual candidates (both new candidates and current directors), the sustainability, nominating and governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors. In addition to the qualifications, qualities and skills that are necessary to meet federal and state legal, regulatory and NYSE American requirements, these factors may include: personal and professional integrity, ethics and values and the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company or as a board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate's leadership skills; experience in finance and accounting and/or executive compensation practices; geographic background, gender, age and ethnicity; whether the candidate has the time required for preparation, participation and attendance at board of directors and committee meetings; conflicts of interest with the candidate's other personal and professional pursuits and any other factor that the they deem to be relevant. The board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The board of directors believes that board membership should reflect a diversity of experience, qualifications, skills, gender, race and age in order to ensure that the board of directors, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure and strives to maintain a mix of specific experience, qualifications and skills of its members in order to provide the board of directors with the necessary tools to perform its oversight function effectively.

Meeting Attendance

A director is expected to regularly prepare for and attend meetings of the board of directors and all committees on which the director sits and our annual meetings of stockholders, with the understanding that, on occasion, a director may be unable to attend a meeting.

In 2021, our board of directors met seven times and our compensation committee separately met four times. During 2021, each director attended at least 75% of the meetings of the board of directors and meetings of each committee on which he or she served. As required under NYSE American rules, during 2021, our non-management directors met once in a regularly scheduled executive session at which only non-management directors were present. As a private company, we did not have an audit committee or a sustainability, nominating and corporate governance committee, and we did not hold an annual meeting of stockholders in 2021.

Board Leadership Structure and Role in Risk Oversight

Our Corporate Governance Guidelines provide the board of directors with flexibility to select our Chairperson of the board of directors, any Vice Chair of the board of directors and our Chief Executive Officer in any way the board of directors considers in the best interests of our Company. Therefore, the board of directors does not have a policy on whether the roles of Chairperson and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairperson should be selected from the independent directors.

Currently, the roles of Chairperson and Chief Executive Officer are separated. Brian Smith, our President and Founder, currently serves as the Chairperson of our board of directors. Our board of directors believes that Brian Smith brings valuable insight to our board of directors due to his perspective and experience as our President and Founder, and our board of directors has concluded that our current board leadership structure is appropriate at this time. Our corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of Chairperson and Chief Executive Officer and to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Our board of directors exercises its judgment in establishing, combining or separating the roles of Chairperson and Chief Executive Officer as it deems appropriate in light of prevailing circumstances. The board of directors will continue to exercise its judgment on an ongoing basis to determine the optimal board leadership structure that the board of directors believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the board of directors and management and facilitating effective communication between the two.

Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of financial risks and cybersecurity risks. The sustainability, nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through discussions from committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected our board of directors’ leadership structure.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to all officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of business conduct and ethics is available on our website at www.winc.com in the “Investors” section under “Governance Documents.” The information contained on our website is not incorporated by reference into this proxy statement.

We intend to satisfy the disclosure requirement regarding amendment to, or waiver from, a provision of the code of business conduct and ethics, as well as the NYSE American’s requirement to disclose waivers with respect to directors and executive officers, by posting such information on our website at the address and location specified above. We granted no waivers under the code of business conduct and ethics in 2021.

Corporate Governance Guidelines

We have adopted corporate governance guidelines to assist our board of directors in the exercise of its responsibilities and to serve the interests of us and our stockholders. Our corporate governance guidelines are intended to serve as a flexible framework within which the board of directors may conduct its business. A copy of the corporate governance guidelines is available on our website at www.winc.com in the “Investors” section under “Governance Documents.” The information contained on our website is not incorporated by reference into this proxy statement.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Anti-Hedging Policy

Our board of directors has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees, including consultants, vendors and temporary employees. The policy prohibits our directors, officers and employees and any entities they control, without pre-approval by the board of directors, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as our other stockholders.

Communications with the Board of Directors

The board of directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as our Secretary considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairperson consider to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we may receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the board of directors should address such communications to the board of directors in writing: c/o Secretary, Winc, Inc., 1751 Berkeley St., Studio 3, Santa Monica, CA 90404.

DIRECTOR COMPENSATION

Director Compensation Program

Director 2021 Grants

In April 2021, we granted a stock option to purchase 28,125 shares of our common stock to each of Mses. Pinney and Thompson under the Winc, Inc. 2013 Stock Plan (the "2013 Plan"). These options vest in 24 equal monthly installments beginning on April 1, 2021 with respect to Ms. Pinney's option and May 13, 2021 with respect to Ms. Thompson's option, subject to the director's continued service through the applicable vesting date. If a “corporate transaction” occurs and the applicable director's service is terminated without “cause” by our Company (as defined in the applicable director’s option agreement), within twenty-four months after the closing date of the corporate transaction, then 100% of the shares underlying the option will immediately become fully vested.

In connection with our IPO, our board of directors approved the grant of equity awards pursuant to our 2021 Incentive Award Plan (the "2021 Plan") to each of our non-employee directors serving at the time of our IPO's closing. These restricted stock unit ("RSU") awards became effective in November 2021 and each had a dollar-denominated value of $166,667 (representing 12,820 RSUs for each non-employee director).

Each RSU award will vest in full on the earlier to occur of (x) the one-year anniversary of the grant date and (y) the date of the next annual meeting of our stockholders following such grant date, subject to continued service through the applicable vesting date.

Post-IPO Director Compensation Program

Also in connection with our IPO, our board of directors adopted a non-employee director compensation program, which it amended and restated in April 2022 (as amended and restated, the "Director Compensation Program"), which provides for long-term equity awards to compensate our non-employee directors for their service on our board of directors. The material terms of the Director Compensation Program are summarized below.

The Director Compensation Program consists of the following components:

•
Initial Grant: Each non-employee director who is initially elected or appointed to serve on the board of directors will be granted, on the date on which such non-employee director is appointed or elected to serve on the board of directors, an RSU award with a dollar-denominated value of approximately $150,000, pro-rated to reflect the time between their election or appointment date and our next annual meeting of stockholders. These initial grants will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting of stockholders following the grant date, subject to such non-employee director’s continued service through the applicable vesting date.
•
Annual Grant: A non-employee director who continues to serve on our board of directors through the date of our annual meeting of stockholders each calendar year (beginning with calendar year 2022) will be granted, on such annual meeting date, an RSU award with a dollar-denominated value of approximately $150,000. Each annual grant will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting of stockholders following the grant date, subject to such non-employee director’s continued service through the applicable vesting date.
•
Audit Committee Chair Awards: In addition, the non-employee director who serves as chairperson of our audit committee will receive a supplemental initial grant and supplemental annual grants of RSU awards with a dollar-denominated value of approximately $20,000, pro-rated in the case of an audit committee chair initial award to reflect the time between the chair's election or appointment as audit committee chairperson and our next annual meeting of stockholders. These audit committee chair grants will vest in full on the earlier to occur of (i) the first anniversary of the applicable grant date and (ii) the date of the next annual meeting of stockholders following the grant date, subject to such non-employee director's continued service as the audit committee chair through the applicable vesting date.

In addition, each grant described above will vest in full upon a change in control of our Company (as defined in the 2021 Plan) if the non-employee director will not become a member of our board of directors or our ultimate parent company as of immediately following such change in control.

Compensation under our Director Compensation Program is subject to the annual limits on non-employee director compensation set forth in the 2021 Plan.

Meeting Expense Reimbursements

We do not pay fees to our directors for their attendance at any board or committee meeting. However, non-employee directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with their service on our board of directors, including for attending board and committee meetings.

Director Compensation Table

The table below sets forth information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2021. Geoffrey McFarlane, our Chief Executive Officer, and Brian Smith, our President, are also members of the board of directors but did not receive any additional compensation for their service as directors. The compensation of each of Geoffrey McFarlane and Brian Smith, who are also named executive officers, is set forth in the section "Executive Compensation."

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(2)	Total ($)
Patrick DeLong	—	—	166,667	166,667
Laura Joukovski	—	—	166,667	166,667
Alesia Pinney	—	148,500	166,667	315,167
Mary Pat Thompson	—	148,500	166,667	315,167
Xiangwei Weng	—	—	166,667	166,667

_______________

(1)
The amounts in this column represent the aggregate grant date fair value of stock option awards computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 ("ASC 718"). These amounts do not reflect the actual economic value realized by the director, which will vary depending on the performance of our common stock. The assumptions made in valuing option awards reported in this column are discussed in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The table below shows the aggregate number of shares underlying stock options held as of December 31, 2021 by each non-employee director:

Name	Number of Shares Underlying Stock Options
Patrick DeLong	24,316
Laura Joukovski	30,787
Alesia Pinney	28,125
Mary Pat Thompson	28,125
Xiangwei Weng	—
(2)
The amounts in this column represent the aggregate grant date fair value of RSU awards computed in accordance with ASC 718. These amounts do not reflect the actual economic value realized by the director, which will vary depending on the performance of our common stock. The table below shows the aggregate number of shares subject to RSUs held as of December 31, 2021 by each non-employee director:

Name	Number of Shares Subject to RSUs
Patrick DeLong	12,820
Laura Joukovski	12,820
Alesia Pinney	12,820
Mary Pat Thompson	12,820
Xiangwei Weng	12,820

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:

•
Geoffrey McFarlane, Chief Executive Officer;
•
Brian Smith, President; and
•
Carol Brault, Chief Financial Officer.

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Geoffrey McFarlane,	2021	302,400	90,720	—	1,175,988	1,569,108
Chief Executive Officer	2020	288,000	115,200	30,415	—	433,615
Brian Smith,	2021	302,400	90,720	—	1,025,271	1,418,391
President	2020	288,000	117,456	30,415	1,339	437,210
Carol Brault,	2021	244,808	75,000	462,000	420,331	1,202,140
Chief Financial Officer

_______________

(1)
Amounts for 2021 reflect discretionary bonuses payable with respect to performance in 2021.
(2)
Amounts reflect the full grant-date fair value of stock options granted during the fiscal year indicated computed in accordance with ASC 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to executive officers in Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)
Amounts for 2021 include the executive loan forgiveness described under "—Narrative to Summary Compensation Table—Other Elements of Compensation—Executive Loans." Amounts for 2021 also include aggregate commuting stipends and the use of corporate property of approximately $67,105 and $36,687 for Messrs. McFarlane and Smith, respectively.

Narrative to Summary Compensation Table

Salaries

The named executive officers receive a base salary to compensate them for services rendered to the Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

The Summary Compensation Table above shows the actual base salaries paid to each named executive officer in 2021.

Bonuses

In 2021, each of Messrs. McFarlane and Smith and Ms. Brault was eligible to receive an annual discretionary cash bonus based on the Company’s overall performance, with such amount ultimately determined in the sole discretion of our board of directors.

The Summary Compensation Table above shows the actual annual bonuses paid to each named executive officer with respect to 2021.

Equity Compensation

We pay equity-based compensation to our employees (including our named executive officers) to link the long-term results achieved by our shareholders and the rewards provided to our employees, thereby ensuring that our employees have a continuing stake in our long-term success.

Equity Compensation Plans

Prior to our IPO, we maintained the 2013 Plan, and we historically used stock options as the primary incentive for long-term compensation to our employees (including our named executive officers). Generally, the stock options we granted under the 2013 Plan vested with respect to 25% of the stock options awarded after a one-year cliff and then in equal monthly installments during the three-year period thereafter, subject to the employee’s continued service with us as of the vesting date.

In connection with our IPO, our board of directors adopted, and our stockholders approved, the 2021 Plan in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of the Company and our affiliates, and to enable us to obtain and retain services of these individuals, which we believe is essential to our long-term success. The 2013 Plan was terminated in connection with the effectiveness of the 2021 Plan, and we ceased making any further award grants under the 2013 Plan.

2021 Stock Option Awards

In April 2021, we granted a stock option to purchase 87,500 shares of our common stock to Ms. Brault under the 2013 Plan. This option vests with respect to 25% of the shares underlying each stock option on January 1, 2022 and as to the remaining 75% of the underlying shares in equal monthly installments during the three-year period thereafter. In connection with our IPO, Ms. Brault early exercised this stock option, which converted her award into shares of restricted stock that continue to vest on the original vesting schedule.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees (including our named executive officers) who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The U.S. Internal Revenue Code of 1986, as amended (the "Code"), allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we do not offer any employer matching contribution to participants in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Health Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:

•
medical, dental and vision benefits;
•
short-term and long-term disability insurance; and
•
life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Executive Loans. In connection with our IPO, we forgave the Management Notes (as defined herein) with Messrs. McFarlane and Smith and Ms. Brault, in the aggregate amount (inclusive of principal and interest) of $1,108,883.31, $988,583.55 and $419,561.87, respectively. We did not gross up our named executive officers for taxes incurred by them in connection with the loan forgiveness. See "Certain Relationships and Related Person Transactions—Loans to Executive Officers" for more information.

Commuting Stipends; Corporate Property. In 2021, we paid commuting stipends to Messrs. McFarlane and Smith for travel from their personal residences to Los Angeles, where our headquarters are located, for business purposes. The commuting stipends totaled approximately $39,681 and $16,675 for Messrs. McFarlane and Smith, respectively. In addition, we made available our corporate property in Venice, California for their personal use and in connection with their business-related trips to Los Angeles. The fair value of the use of this corporate property totaled approximately $27,423 and $20,012 for Messrs. McFarlane and Smith, respectively.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021. Each equity award listed in the following table was granted under the 2013 Plan.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Geoffrey McFarlane	125,000(2)	656,250
	187,500(3)	984,375
	1,042(4)	5,471
	11,328(5)	59,472
Brian Smith	125,000(2)	656,250
	187,500(3)	984,375
	1,563(4)	8,206
	11,328(5)	59,472
Carol Brault	10,262(2)	53,876
	13,334(6)	70,004
	1,029(4)	5,402
	4,199(5)	22,045
	43,750(7)	229,688

_______________

(1)
Determined based on the number of shares multiplied by the fair value of stock as of December 31, 2021.
(2)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. 25% of the total restricted stock subject to this award vested on April 1, 2020, and thereafter 1/48 of the restricted stock subject to the award vested (or will vest, as applicable) on a monthly basis, subject to continuous service with us.
(3)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. The restricted stock subject to this award vests and becomes exercisable immediately prior to the consummation of a corporate transaction based on the achievement of certain enterprise valuation goals in connection with the corporate transaction.
(4)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. 25% of the total restricted stock subject to this award vested on May 13, 2019, and thereafter 1/48 of the restricted stock subject to the award vested (or will vest, as applicable) on a monthly basis, subject to continuous service with us.
(5)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. 25% of the total restricted stock subject to this award vested on January 1, 2021, and thereafter 1/48 of the restricted stock subject to the award vested (or will vest, as applicable) on a monthly basis, subject to continuous service with us.
(6)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. 25% of the total restricted stock subject to this award vested on August 1, 2021, and thereafter 1/48 of the restricted stock subject to the award vested (or will vest, as applicable) on a monthly basis, subject to continuous service with us.

(7)
Consists of shares of restricted stock issued pursuant to the early exercise of options and subject to ongoing vesting requirements. 25% of the total restricted stock subject to this award vested on January 1, 2022, and thereafter 1/48 of the restricted stock subject to the award vested (or will vest, as applicable) on a monthly basis, subject to continuous service with us.

Executive Compensation Arrangements

We have not entered into any written employment agreements or offer letters with any of our named executive officers.

Our board of directors has adopted the Amended and Restated Winc, Inc. Executive Severance Plan (the "Severance Plan"). The Severance Plan provides for the payment of certain severance and other benefits to participants, including each of our named executive officers, in the event of a qualifying termination of employment with us.

Under the Severance Plan, in the event of a termination of the executive’s employment by us without “cause” or by the executive for “good reason,” in either case, more than three months prior to or more than one year after a “change in control” (as defined in the 2021 Plan), the executive will be eligible to receive the following benefits:

•
cash payments equal to 100% of the executive’s then-current annual base salary, paid in substantially equal installments in accordance with the Company’s normal payroll practice over a 12-month period (reduced in 2022 to an aggregate amount equal to 50% of the executive's then-current annual base salary, paid over a six-month period);
•
Company-paid COBRA premium payments for the executive and his or her dependents for up to 12 months (reduced in 2022 to 6 months); and
•
accelerated vesting of 25% of the total number of shares subject to each equity award held by the executive (eliminated in 2022).

In the event of a termination by us of an executive’s employment without “cause” or by the executive for “good reason,” in either case, within the period beginning three months prior to a “change in control” and ending on the one-year anniversary of such change in control, the executive will be eligible to receive the following payments and benefits:

•
cash payments equal to 100% of the executive’s then-current annual base salary, paid in substantially equal installments in accordance with the Company’s normal payroll practice over a 12-month period;
•
Company-paid COBRA premium payments for the executive and his or her dependents for up to 12 months;
•
a lump-sum cash payment equal to 100% of the executive’s target incentive compensation; and
•
accelerated vesting of 100% of the total number of shares subject to each equity award held by the executive.

Any executive’s right to receive the severance payments and benefits described above is subject to his or her delivery and, as applicable, non-revocation of a general release of claims in our favor, and his or her continued compliance with any applicable restrictive covenants.

In addition, in the event that any payment under the Severance Plan, together with any other amounts paid to the executive by us, would subject such executive to an excise tax under Section 4999 of the Code, such payments will be reduced to the extent that such reduction would produce a better net after-tax result for the executive.

Equity Compensation Plan Information

The following table sets forth information regarding our equity compensation plans as of December 31, 2021.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans(3)
Equity compensation plans approved by security holders(1)	627,713	3.71(2)	1,813,341
Equity compensation plans not approved by security holders	—	—	—
Total	627,713	3.71	1,813,341

__________

(1)
Consists of the 2013 Plan, the 2021 Plan and the 2021 Employee Stock Purchase Plan (the “2021 ESPP”).
(2)
Reflects the weighted-average exercise price of outstanding options. There is no exercise price for outstanding RSUs, which vest according to their terms.
(3)
Includes 1,550,477 shares available for future issuance under the 2021 Plan and 262,864 shares available for issuance under the 2021 ESPP. As of November 15, 2021, in connection with our IPO, no further grants are made under the 2013 Plan. The 2021 Plan provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 5% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our board of directors (but no more than 25,000,000 shares may be issued upon the exercise of incentive stock options). The 2021 ESPP provides for an annual increase to the number of shares available for issuance thereunder on the first day of each calendar year beginning on January 1, 2022 and ending on and including January 1, 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of common stock as determined by our board of directors, provided that no more than 10,000,000 shares of our common stock may be issued under the 2021 ESPP. As of the date of this Proxy Statement, we have not commenced offering periods under the ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock, as of April 14, 2022, by:

•
each person or group of affiliated persons known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our named executive officers;
•
each of our directors and director nominees; and
•
all of our current executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power with respect to such security, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of 13,213,378 shares of our common stock outstanding on April 14, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, all shares subject to options, warrants or other rights held by such person that are currently exercisable or would become exercisable or would vest based on service-based vesting conditions within 60 days of April 14, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Name of Beneficial Owner(1)	Total Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders
Entities affiliated with Bessemer Venture Partners(2)	1,633,905	12.4%
Entities affiliated with Shining Capital(3)	1,008,159	7.6%
Entities affiliated with Cool Japan Fund(4)	1,026,198	7.8%
Named Executive Officers and Directors
Geoffrey McFarlane(5)	1,090,026	8.2%
Brian Smith(6)	740,095	5.6%
Carol Brault(7)	127,294	1.0%
Patrick DeLong(8)	37,136	*
Laura Joukovski(9)	47,664	*
Alesia Pinney(10)	45,003	*
Mary Pat Thompson(11)	51,767	*
Xiangwei Weng(12)	1,020,979	7.7%
All Executive Officers and Directors as a Group (ten individuals)(13)	3,485,567	26.0%

__________

* Less than 1%.

(1)
Unless otherwise indicated, the address of all listed stockholders is c/o Winc, Inc., 1751 Berkeley St., Studio 3, Santa Monica, CA 90404.
(2)
Based solely on information contained in Schedule 13G filed with the SEC on February 14, 2022. Consists of (i) 461,482 shares directly owned by Bessemer Venture Partners VIII Institutional L.P. (“Bessemer VIII Institutional”), (ii) 498,780 shares directly owned by 15 Angels II LLC (“15 Angels”), which is wholly owned by Bessemer VIII Institutional, (iii) 158,297 shares directly owned by GoBlue Ventures LLC (“GoBlue”), which is wholly owned by Bessemer VIII Institutional, and (iv) 515,346 shares directly owned by Wahoowa Ventures LLC (“Wahoo”), which is wholly owned by Bessemer Venture Partners VIII L.P. (“BVP VIII”). Deer VIII & Co. L.P. ("Deer VIII LP") is the sole general partner of each of Bessemer VIII Institutional and BVP VIII.

Deer VIII & Co. Ltd. ("Deer VIII Ltd") is the general partner of Deer VIII LP. As the general partner of Deer VIII LP, which in turn is the general partner of (a) BVP VIII, which is the sole member of Wahoo, and (b) Bessemer VIII Institutional, which is the sole member of each of 15 Angels and GoBlue, Deer VIII Ltd may be deemed to beneficially own all 1,633,905 shares held directly by Bessemer VIII Institutional, 15 Angels, GoBlue and Wahoo and have the power to direct the dividends from or the proceeds of the sale of such shares. The address for each of Deer VIII Ltd, Deer VIII LP, BVP VIII, Bessemer VIII Institutional 15 Angels, GoBlue and Wahoo is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, NY 10538.
(3)
Based solely on information contained in Schedule 13G filed with the SEC on February 14, 2022. Consists of (i) 429,390 shares held of record by Dreamer Pathway Limited (BVI) ("Dreamer Pathway"), (ii) 429,390 shares held of record by Shiningwine Limited (BVI) ("Shiningwine") and (iii) 149,379 shares held by Dream Catcher Investments ("Dream Catcher"). Shining Capital Holdings II L.P. and Shining Capital Management III Limited are collectively referred to as Shining Capital. Shining Capital is the investment manager for each of Dreamer Pathway, Shiningwine and Dream Catcher and may be deemed to have shared voting and investment control over the shares held by Dreamer Pathway, Shiningwine and Dream Catcher. Mr. Weng is the founder and chief executive officer of Shining Capital and may be deemed to have voting and investment control over the shares beneficially owned by Shining Capital. The business address of Shining Capital, Dreamer Pathway, Shiningwine and Dream Catcher is Suite 8101, Level 81, International Commerce Centre, 1 Austin Road West Kowloon, Hong Kong, Hong Kong.
(4)
Based solely on information contained in Schedule 13G filed with the SEC on February 16, 2022. Consists of (i) 615,719 shares held by Sake Ventures LLC ("Sake Ventures") and (ii) 410,479 shares held by Rice Wine Ventures LLC ("Rice Wine"). Each of Sake Ventures and Rice Wine is a wholly owned subsidiary of CJF Palate Holdings, LLC ("CJF"), which is a wholly owned subsidiary of Cool Japan Fund Inc. ("Cool Japan"). Each of Cool Japan and CJF may be deemed to have beneficial ownership of the shares directly held by each of Sake Ventures and Rice Wine. The address for each of Cool Japan, CJF, Sake Ventures and Rice Wine is 17F Roppongi Hills Mori Tower, 6-10-1 Roppongi, Minato-Ku, Tokyo, 106-6117, Japan.
(5)
Consists of (i) 931,818 shares held directly by Geoffrey McFarlane and (ii) 158,208 shares held by the McFarlane Family Trust, of which Mr. McFarlane is one of the two trustees and not currently a beneficiary.
(6)
Consists of 740,095 shares held directly by Brian Smith.
(7)
Consists of (i) 89,831 shares held directly by Carol Brault and (ii) 37,463 shares held by The Brault Living Trust. Ms. Brault may be deemed to beneficially own the shares held by The Brault Living Trust by virtue of her control over The Brault Living Trust.
(8)
Consists of (i) up to 24,316 shares that can be acquired upon the exercise of options within 60 days and (ii) 12,820 shares subject to RSUs that will be vested within 60 days.
(9)
Consists of (i) 4,057 shares held directly by Laura Joukovski, (ii) up to 30,787 shares that can be acquired upon the exercise of options within 60 days and (iii) 12,820 shares subject to RSUs that will be vested within 60 days.
(10)
Consists of (i) 4,058 shares held directly by Alesia Pinney, (ii) up to 28,125 shares that can be acquired upon the exercise of options within 60 days and (iii) 12,820 shares subject to RSUs that will be vested within 60 days.
(11)
Consists of (i) 10,822 shares held directly by Mary Pat Thompson, (ii) up to 28,125 shares that can be acquired upon the exercise of options within 60 days and (iii) 12,820 shares subject to RSUs that will be vested within 60 days.
(12)
Consists of (i) 1,008,159 shares beneficially owned by Shining Capital, over which Mr. Weng exercises voting control, and (ii) 12,820 shares subject to RSUs that will be vested within 60 days. See footnote (4) above for information regarding the shares beneficially owned by Shining Capital.
(13)
Consists of (i) 3,310,114 shares, (ii) up to 111,353 shares that can be acquired upon the exercise of options within 60 days and (iii) 64,100 shares subject to RSUs that will be vested within 60 days.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the equity and other compensation, termination, change in control and other arrangements discussed in the sections titled "Director Compensation" and "Executive Compensation," the following is a description of each transaction since January 1, 2020 and each currently proposed transaction which:

•
we have been or are to be a participant;
•
the amount involved exceeded or will exceed the greater of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years; and
•
any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Executive Officers

In February, April and May 2021, in order to fund the exercise of options to purchase our common stock, we entered into full recourse promissory notes with Geoffrey McFarlane, our Chief Executive Officer and a member of our board of directors, Matthew Thelen, our Chief Strategy Officer, General Counsel and Secretary, Brian Smith, our President and the Chairperson of our board of directors, Carol Brault, our Chief Financial Officer, and Erin Green, our Chief Operating Officer, for an aggregate principal amount of $1,076,128, $501,776, $975,000, $414,270 and $468,500, respectively (the "Management Notes"). The Management Notes were forgiven prior to the filing of our IPO registration statement with the SEC. Prior to their forgiveness, the Management Notes were secured by the shares issued pursuant to such option exercises, including an aggregate of 915,721 shares, 200,606 shares, 715,500 shares, 127,296 shares and 125,000 shares held by Mr. McFarlane, Mr. Thelen, Mr. Smith, Ms. Brault and Ms. Green, respectively. The aggregate principal balance of the Management Notes at the time of their forgiveness was approximately $3.4 million. The Management Notes were prepayable at any time without penalty, and the February and April notes accrued interest at 2.25% per annum, the May notes accrued interest at 4.07% per annum, compounding annually, and were payable at the earlier of: (i) the date of any sale, transfer or other disposition of all or any portion of the pledged shares, (ii) five years from the date of the Management Note and (iii) the latest date repayment was required to be made in order to prevent a violation of Section 13(k) of the Exchange Act.

Series F Preferred Stock Financing

In April 2021, we issued and sold shares of our Series F redeemable convertible preferred stock to investors that included Thomas Wetherald, a beneficial owner of more than 5% of our capital stock at such time. Mr. Wetherald purchased an aggregate of 428,571 shares of Series F redeemable convertible preferred stock for a purchase price of $14.00 per share. Our Series F redeemable convertible preferred stock converted into shares of our common stock in connection with the closing of our IPO.

Investors’ Rights Agreement

In connection with our Series F redeemable convertible preferred stock financing, we entered into a seventh amended and restated investors’ rights, voting and right of first refusal and co-sale agreements containing registration rights, information rights, rights of first offer, voting rights and rights of first refusal, among other things, with certain holders of our capital stock. Geoffrey McFarlane, our Chief Executive Officer and member of our board of directors, and Brian Smith, our President and the Chairperson of our board of directors, were parties to our investors’ rights and right of first refusal and co-sale agreements.

In October 2021, the voting agreement was terminated, and the other agreements were terminated upon the closing of our IPO, except for the registration rights granted under our investors’ rights agreement. These registration rights include demand registration rights, pursuant to which, certain holders of registrable securities may, subject to certain conditions, request that we prepare, file and maintain a registration statement to register their shares of our capital stock. These registration rights also include piggyback registration rights, pursuant to which, the stockholders party to the investors’ rights agreement will be entitled, subject to certain conditions, to include their registrable securities in the event that we propose to register any of our securities under the Securities Act. These registration rights will terminate upon the earliest of: (i) five years after the completion of our IPO; (ii) the occurrence of a deemed liquidation, as defined in our certificate of incorporation in effect prior to the IPO; and (iii) such time as such holders holds less than one percent of our outstanding common stock (treating all shares of preferred stock on an as converted basis) and all common stock held by or issuable to such holder (and its affiliates) may be sold pursuant to Rule 144 under the Securities Act during any ninety day period.

Indemnification Agreements

We have entered into, and plan on entering into, indemnification agreements with each of our current and future directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Policies and Procedures for Related Person Transactions

Our board of directors has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party, whether the transaction is inconsistent with the interests of the Company and our stockholders and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent of our common stock to file reports on Forms 3, 4 and 5 with the SEC concerning their ownership of, and transactions in, our common stock.

To our knowledge, based solely on our review of the copies of such reports furnished to us and on the representations of the reporting persons, all of these reports were timely filed during the last fiscal year.

STOCKHOLDERS' PROPOSALS

Stockholder Proposals and Nominations to be Included in Next Year's Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in our proxy statement for the 2023 Annual Meeting of Stockholders. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders pursuant to Rule 14a-8 must submit the proposal in writing to our Secretary at Winc, Inc., 1751 Berkeley St., Studio 3, Santa Monica, CA 90404. The submission must be received not later than 120 days before the anniversary date of the distribution date of this Proxy Statement (December 28, 2022).

Holders of common stock who wish to have proposals submitted for inclusion in the 2023 Proxy Statement should consult the applicable rules and regulations of the SEC with respect to such proposals, including certain information required to be in the proposal, the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult our amended and restated bylaws.

Other Stockholder Proposals and Nominations for Next Year's Annual Meeting

Stockholders intending to present a proposal or nomination for director at the 2023 Annual Meeting of Stockholders, but not to include the proposal or nomination in our proxy materials, must comply with the requirements set forth in our amended and restated bylaws. Our amended and restated bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting of Stockholders no earlier than February 9, 2023 and no later than March 11, 2023. The notice must contain the information required by the amended and restated bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 9, 2023, then our Secretary must receive such written notice not later than the 90th day prior to the 2023 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of such annual meeting was first made by us.

In addition to satisfying the foregoing requirements under the our bylaws, to comply with the universal proxy rules (once they become effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with the requirements included in our amended and restated bylaws or other applicable requirements.

OTHER MATTERS

Our board of directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in accordance with their best judgment.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our board of directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this Proxy Statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2023 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at www.sec.gov.

AVAILABILITY OF CERTAIN INFORMATION

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 with the SEC on March 30, 2022. We will mail to stockholders of record as of April 14, 2022, without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, excluding exhibits. Please send a written request to our Secretary at Winc, Inc., 1751 Berkeley St., Studio 3, Santa Monica, CA 90404. A reasonable fee will be charged for copies of exhibits.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

/s/ Matthew Thelen
Matthew Thelen General Counsel and Secretary

April 27, 2022

SCAN TOVIEW MATERIALS & VOTE WINC, INC. 1751 BERKELEY ST., STUDIO 3 SANTA MONICA, CA 90404 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 8, 2022. Follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/WBEV2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 8, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D83979-P71473 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY WINC, INC. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) Patrick DeLong 02) Xiangwei Weng The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the appointment of Baker Tilly US, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.comD83980-P71473 Winc, Inc. Annual Meeting of Stockholders Thursday, June 9, 2022 at 12:00 p.m., Eastern Time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Geoffrey McFarlane and Carol Brault, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side of this ballot, all the shares of Common Stock of Winc, Inc. which the undersigned is/are entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders to be held at 12:00 p.m., Eastern Time, on June 9, 2022, at http://www.virtualshareholdermeeting.com/WBEV2022, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any adjournment, continuation, or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SUCH DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL DIRECTORS LISTED ON THE REVERSE SIDE, “FOR” PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side